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                                                                    Exhibit 23.3

                       [LETTERHEAD OF COOPERS & LYBRAND]


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion by reference in this registration statement on Form
S-4 (Registration No. 333-        ) of our reports dated June 9, 1997 and July
25, 1997 on our audits of the consolidated financial statements of the FIR Group, composed of FIR Elettromeccanica S.p.A., CIME S.p.A. and Selin Sistemi S.p.A. We also consent to the reference to our firm under the caption "Experts".


                                           /s/ Coopers & Lybrand L.L.P.


Chicago, Illinois
January 9, 1998














                       [LETTERHEAD OF COOPERS & LYBRAND]